UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2014

Commission file number 001-32953

ATLAS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	43-2094238
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

Park Place Corporate Center One

1000 Commerce Drive, Suite 400

Pittsburgh, PA 15275

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (412) 489-0006

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 15, 2014, Atlas Energy Group, LLC (“Atlas Energy Group”), a wholly owned subsidiary of Atlas Energy, L.P. (NYSE: ATLS), filed an amendment to its Registration Statement on Form 10 (the “Form 10”) with the U.S. Securities and Exchange Commission (“SEC”) in connection with the previously announced spin-off of ATLS’s non-midstream assets.

The amended Form 10 contains a preliminary Information Statement with updated information about the expected terms and conditions of the spin-off of Atlas Energy Group to ATLS unitholders. The Form 10 also provides updated information about Atlas Energy Group as a standalone business, including (without limitation) financial information, risk factors, a discussion of the business strengths and strategies and certain updated forecast information. Based upon the most recent forecast, management currently expects the initial annualized distribution for Atlas Energy Group following the completion of the spin-off to be $1.10 per unit.

The information provided under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained herein are “forward-looking statements” that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. Readers are cautioned that any forward-looking information is not a guarantee of future performance. Risks and uncertainties related to the proposed transaction include, among others: the risk that ATLS’s or Atlas Pipeline Partners, L.P.’s (“APL”) unitholders or Targa Resources Corp.’s (“TRC”) stockholders do not approve the mergers; the risk that the merger agreement between ATLS and TRC is terminated as a result of a competing proposal, the risk that regulatory approvals required for the mergers are not obtained on the proposed terms and schedule or are obtained subject to conditions that are not anticipated; the risk that the other conditions to the closing of the mergers are not satisfied; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the mergers or the distribution; uncertainties as to the timing of the mergers and the distribution; competitive responses to the proposed mergers and the distribution; unexpected costs, charges or expenses resulting from the mergers and the distribution; litigation relating to the merger and the distribution; the outcome of potential litigation or governmental investigations; Atlas Energy Group’s ability to operate the assets it will acquire in connection with the distribution, and the costs of such distribution; and any changes in general economic and/or industry specific conditions; and other risks, assumptions and uncertainties detailed from time to time in ATLS’s, Atlas Resource Partners, L.P.’s and APL’s reports filed with the SEC, including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. Forward-looking statements speak only as of the date hereof, and we assume no obligation to update such statements, except as may be required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLAS ENERGY, L.P.

	By:	Atlas Energy GP, LLC, its general partner

December 15, 2014	By:	/s/ Sean McGrath
Sean McGrath
Chief Financial Officer

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